CONDENSED STATEMENT OF OPERATIONS - USD ($)	3 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Operating expenses:
General and administrative	$ 139,635	$ 145,382
Other income:
Net loss	$ (139,635)	$ (145,382)
Weighted average shares outstanding, basic	1,000	1,000
Weighted average shares outstanding, diluted	1,000	1,000
Basic net loss per share of common stock (in dollar per share)	$ (139.64)	$ (145.38)
Diluted net loss per share of common stock (in dollar per share)	$ (139.64)	$ (145.38)